UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   January 22, 2016

CONNECTONE BANCORP, INC.

(Exact name of Company as specified in its charter)

New Jersey	001-11486	52-1273725
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No

301 Sylvan Avenue
Englewood Cliffs, New Jersey		07632
(Address of principal executive offices)		(Zip Code)

Company's telephone number, including area code:  (201) 816-8900

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)       On January 22, 2016, Raymond J. Vanaria, a director of the Registrant and ConnectOne Bank (the “Bank”), the Registrant’s wholly owned subsidiary and a New Jersey state chartered commercial bank, resigned from the Board of Directors of both the Registrant and the Bank. There were no disagreements between Mr. Vanaria and the Registrant or the Bank leading to his resignation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNECTONE BANCORP, INC.
(Registrant)

Dated: January 27, 2016	By: /s/ William S. Burns__________
WILLIAM S. BURNS
Executive Vice President and
Chief Financial Officer